SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

TEXAS UNITED BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-49928 (Commission File Number)	75-2768656 (I.R.S. Employer Identification No.)

202 W. Colorado Street La Grange, Texas (Address of principal executive offices)	78945 (Zip Code)

Registrant’s telephone number, including area code: (979) 968-8451

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits.
Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX

Item 7. Financial Statements and Exhibits.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 -	News Release issued by Texas United Bancshares, Inc. dated July 30, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On July 30, 2003, Texas United Bancshares, Inc. publicly disseminated a news release announcing its financial results for the second quarter ended June 30, 2003. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS UNITED BANCSHARES, INC.

Dated: July 30, 2003	By	/s/ Thomas N. Adams

Thomas N. Adams
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	News Release issued by Texas United Bancshares, Inc. dated July 30, 2003.